UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2025

Power Solutions International, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35944	33-0963637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Mittel Drive, Wood Dale, Illinois 60191

(Address of Principal Executive Offices, and Zip Code)

(630) 350-9400

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities	registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	PSIX	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On July 30, 2025, Power Solutions International, Inc. (the “Company” or “PSI”) entered into a second amendment (the “Amendment”) to its existing Uncommitted Revolving Credit Agreement (the “Existing Credit Agreement” and as amended, the “Amended Credit Agreement”) with Standard Chartered Bank, as administrative agent (“Standard Chartered”), and the lenders party thereto from time to time. The Amended Credit Agreement allows the Company to borrow up to $135 million on a committed basis and expires on July 30, 2027.

The Amended Credit Agreement remains subject to customary events of default and covenants, including minimum adjusted EBITDA, minimum interest coverage ratio and maximum gross leverage ratio covenants. Borrowings under the Amended Credit Agreement will incur interest at the applicable Secured Overnight Financing Rate (“SOFR”) plus 2.10% per annum. In the event the Company’s majority shareholder, Weichai America Corp. (“Weichai”) holds less than fifty percent (50%) of the common equity of the Company, the interest rate under the Amended Credit Agreement will increase to the applicable SOFR plus 2.60% per annum.

Other material terms of the Existing Credit Agreement remain in effect.

The foregoing description of the Amendment is qualified in its entirety by reference to such document, a copy of which is filed herewith as Exhibit 10.1 and which is incorporated by reference herein.

Prior to entering into the Amendment, the Company paid all outstanding borrowings, including principal and interest, under the Shareholder’s Loan Agreement, dated as of August 30, 2024 by and between the Company and Weichai (the “Shareholder’s Loan Agreement”).

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Revolving Credit Agreement, dated as of July 30, 2025, among the Company , the lenders party thereto and Standard Chartered Bank, as administrative agent.**

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

**

Portions of this exhibit have been omitted pursuant to Rule 601(b)(10) of Regulation S-K. The omitted information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Power Solutions International, Inc.

Dated: July 31, 2025	By:	/s/ Xun Li
Xun Li
Chief Financial Officer